Item 1: Report to Shareholders

U.S. Treasury Money Fund	May 31, 2006

The views and opinions in this report were current as of May 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

U.S. Treasury bill yields rose in the 6- and 12-month periods ended May 31, 2006, as the Federal Reserve gradually lifted the fed funds target rate from 3.00% to 5.00%. Intermediate- and long-term Treasury bond prices declined in both periods, however, as interest rates rose across all maturities and the difference between short- and long-term yields practically disappeared. The performance of the U.S. Treasury Funds reflected the rising interest rate environment, with the Money Fund posting gains while the Intermediate and Long-Term Funds declined.

ECONOMY AND INTEREST RATES

The economy accelerated at the beginning of 2006, expanding at a robust annualized rate of 5.3% in the first quarter (according to current estimates) versus a sluggish 1.7% in the final quarter of 2005 following last year’s hurricane assault on the Gulf Coast. Manufacturing activity was sturdy, business and consumer spending patterns appeared to be healthy, and the unemployment rate dipped to 4.6% in May amid strong job growth. The red-hot housing market cooled off without a significant economic impact, and inflation remained generally contained, as the pass-through of elevated energy costs to non-energy prices has been somewhat limited.

Nevertheless, central bank officials believe that stronger-than-expected economic growth and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate in the last six months from 4.00% to 5.00%, a level the short-term benchmark has not seen in five years. The central bank has now lifted the target rate 16 times since mid-2004.

As shown in the graph on page 1, Treasury bill yields rose in tandem with the fed funds rate, increasing by approximately two percentage points over the last 12 months. Intermediate-term rates rose to a lesser extent, and long-term rates climbed only about one percentage point. As a result, the yield difference across the maturity spectrum narrowed—also known as a flattening of the Treasury yield curve.

MARKET NEWS

Although the federal government has been receiving greater tax revenues stemming from the strong economy and job expansion, the budget deficit continued to expand in the last six months amid increased spending on military operations in Iraq and Afghanistan, hurricane relief efforts along the Gulf Coast, and government programs, such as the new Medicare prescription drug benefit. Official estimates for the fiscal year 2006 deficit range from $337 billion to $423 billion, according to the Congressional Budget Office and the White House’s Office of Management and Budget, respectively.

At the time of our writing, Henry M. Paulson, Jr., was awaiting a Senate confirmation hearing to succeed John Snow as Secretary of the Treasury. If confirmed, Mr. Paulson, who was chairman and CEO of Goldman Sachs since 1999, will bring a wealth of Wall Street experience to the position, much as fellow Goldman Sachs alumnus Robert Rubin did when he served as Treasury Secretary from 1995 to 1999.

U.S. TREASURY MONEY FUND

Your fund returned 1.87% in the second half of its fiscal year and 3.28% for the 12-month period ended May 31, 2006. As shown in the table, the fund did better than its Lipper benchmark in both periods. Fund returns have increased with each rate hike by the Federal Reserve, and the portfolio’s annualized seven-day simple yield at the end of May 2006 was 4.13%, well above 0.46% two years ago.

The fund’s long-term relative performance record remains competitive. In fact, Lipper ranked the fund in the top 17% of the Lipper U.S. Treasury money market funds universe for the three- and five-year periods ended March 31, 2006. (Based on total return, Lipper ranked the U.S. Treasury Money Fund 26 out of 85, 13 out of 77, 11 out of 71, and 11 out of 48 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund invests exclusively in Treasury bills and longer-term Treasury securities that are fairly close to maturity. These securities are the safest and most liquid short-term investments available because they are backed by the full faith and credit of the U.S. government. Treasury bills mature only on Thursdays, while Treasury notes and bonds mature on the 15th and last day of each month.

The money market correctly anticipated that the Federal Reserve would raise the fed funds rate by a quarter point at every monetary policy meeting during the last six months. For most of that period, we kept the portfolio’s weighted average maturity (WAM) slightly longer than that of the peer group average to capture the yield advantage offered by longer-term Treasury bills.

As the market began to discount the end of the Fed’s tightening cycle, we became more defensive because we believe that the central bank will continue to raise the fed funds rate until “real” interest rates—which are currently around 3%—approach 3.5%, which is at the lower end of the Fed’s historical target range for real rates when tightening monetary policy. (Real interest rates, which are adjusted for inflation, are calculated by subtracting the inflation rate from the nominal interest rate. For example, if the fed funds target rate is 5% and inflation is 2%, the real interest rate is 5% minus 2%, or 3%.) Starting in April, we reduced the weighted average maturity of the portfolio so that it would be approximately 10 days shorter than the average U.S. Treasury money fund. If rates keep rising, this will enable the fund to capture higher T-bill yields faster than its peers.

The structure of the portfolio is still best described as a “ladder.” We kept roughly equal allocations to Treasury bills with various maturities to enhance the liquidity of the entire portfolio, which is one of our primary concerns. The other is protecting your principal investment.

U.S. TREASURY INTERMEDIATE FUND

Your fund returned -1.07% and -2.27% for the 6- and 12-month periods ended May 31, 2006, respectively. As shown in the Performance Comparison table, the fund held up better than its Lipper peer group average—which was hurt by the weaker performance of longer-term Treasuries relative to shorter-term issues—but narrowly lagged the Lehman benchmark in both periods. In the last six months, the fund earned $0.09 dividend income, but this was more than offset by a $0.16 decline in the fund’s net asset value (NAV) stemming from falling bond prices. Similarly, for the 12-month period, the fund earned $0.20 dividend income, but its NAV dropped $0.33.

At the beginning of the fund’s fiscal year, the portfolio’s duration was meaningfully lower than that of the Lehman index. This defensive stance—which we maintained for most of the year—helped fund performance as interest rates increased. (Bond prices and interest rates move in opposite directions; longer-term bonds perform worse than shorter-term issues when rates rise.) We accomplished this by emphasizing shorter- and longer-term securities (also known as a “barbell” portfolio structure) and by underweighting five-year Treasuries, which underperformed because they bore the brunt of volatility stemming from the Fed’s interest rate increases.

As the Treasury yield curve flattened over the course of the year, we reduced our shorter-than-average duration posture (and largely eliminated the underweighting), particularly in the last six months, by purchasing five-year Treasuries funded by selling shorter- and longer-term issues. Despite our efforts, our positioning hurt our relative performance. While further flattening of the yield curve is still possible if the Fed continues to raise rates, we still believe that most of the flattening is behind us, and we anticipate the end of the tightening cycle.

We continued to reduce our allocation to Ginnie Mae (GNMA) mortgage-backed securities at the beginning of 2006, as we became more cautious on the sector and as strong demand for GNMAs lifted valuations to very high levels. Although GNMAs did well in the last six months, they underperformed Treasuries in May, and we increased our exposure at more attractive levels. Investing in GNMAs, which offer a yield advantage over Treasuries yet have virtually no additional credit risk, helps us increase the fund’s diversification.

Treasury inflation-protected securities (TIPS) outperformed conventional Treasuries over the last 12 months, but they underperformed in the second half of our fiscal year because inflation data late last year, and thus inflation adjustments to TIPS, were skewed by the effects of Hurricane Katrina. We still regard TIPS to be an important part of our investment strategy. They also increase the portfolio’s diversification and provide a hedge against inflation.

U.S. TREASURY LONG-TERM FUND

Your fund returned -3.72% in the last six months and -6.08% in the fiscal year ended May 31, 2006. As shown in the table, the fund slightly trailed its Lehman benchmark in both periods. The fund lagged the Lipper General U.S. Treasury Funds Average by a wider margin because long-term Treasuries, which we emphasize, lagged shorter-term issues in both periods. In the last six months, the fund earned $0.25 dividend income, but this was more than offset by a $0.76 decline in the fund’s net asset value (NAV) stemming from falling long-term bond prices. Similarly, for the 12-month period, the fund earned $0.53 dividend income, but its NAV tumbled $1.33.

The fund’s longer-term performance versus other long-term U.S. Treasury funds remains favorable. For example, Lipper ranked the fund in the top quartile of the Lipper general U.S. Treasury funds universe for the three-year period ended March 31, 2006. (Based on total return, Lipper ranked the U.S. Treasury Long-Term Fund 16 out of 20, 5 out of 20, 4 out of 15, and 3 out of 11 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

For some time, 30-year Treasury bond yields had remained in a relatively narrow 4.5% to 4.7% range, but in March, as the Federal Reserve lifted the fed funds target rate to 4.75%, long-term yields decisively broke out of this range to the upside. This seemed to mark the end of what former Fed Chairman Greenspan deemed a “conundrum,” that long-term rates—contrary to historical experience—failed to increase as the Fed raised short-term rates. Apparently, investors were unwilling, given concerns about inflation in a robust economy, to accept a 30-year interest rate that was lower than the overnight interbank lending rate.

Because of our focus on long-term Treasury bonds, this abrupt increase in long-term rates was, in the words of new Fed Chairman Bernanke, an “unwelcome” development with regard to fund performance. (Bond prices and interest rates move in opposite directions; longer-term bonds perform worse than shorter-term issues when rates rise.) Nevertheless, we did not significantly alter our portfolio structure in the last six months: the fund’s duration remained fairly steady, and its weighted average maturity eased slightly, as shown in the Portfolio Characteristics table.

We increased our allocation to Treasury inflation-protected securities (TIPS) at the beginning of 2006 as inflation expectations and commodity prices increased. After a period of good performance relative to conventional Treasuries, we pared our positions in these inflation-indexed bonds.

In addition, we reduced our exposure to Ginnie Mae (GNMA) mortgage-backed securities at the beginning of the year as these securities performed well amid lower volatility and continued demand from overseas. Toward the end of our reporting period, when GNMA valuations relative to Treasuries became more attractive, we restored our positions in these securities, which offer a yield advantage over Treasuries yet have virtually no additional credit risk.

OUTLOOK

With monetary policy at a “neutral” stance that neither helps nor hinders economic growth, further Fed rate hikes will depend on incoming economic and inflation data. The Fed expects the economy to decelerate in response to a weaker housing market, higher energy prices, and the lagged effects of rising short-term interest rates. However, with job growth still strong, inflation at the upper end of the Fed’s comfort zone, and real rates still low by historic standards, it appears that the Fed could raise short-term rates a few more times. This would be a plus for money market fund investors. Longer-term interest rates may also rise a bit more—which would weigh on the performance of intermediate- and long-term Treasury bonds—until the central bank signals that rate increases to keep inflation contained are no longer needed. We will continue to monitor economic and inflation data and position the U.S. Treasury Funds to benefit from or withstand higher interest rates in the near term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Cheryl A. Mickel
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

June 20, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2006, totaled $28,425,000 and were characterized as ordinary income for tax purposes. At May 31, 2006, the tax-basis components of net assets were as follows:

For the year ended May 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2006, the cost of investments for federal income tax purposes was $1,012,155,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to a calculated group fee. The fee is computed daily and paid monthly. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2006, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $661,000 for T. Rowe Price Services, Inc., and $411,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of May 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 3,671,758 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc, hereafter referred to as the “Fund”) at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $58,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related with portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratios were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial, Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1989	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Georgia
Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.; Director,
1992	AMLI Residential Properties Trust

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
(1956)	Chairman of the Board, Director, and President, T. Rowe Price Investment
2006	Services, Inc.; Chairman of the Board and Director, T. Rowe Price
[113]	Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe
Price Savings Bank; Director, T. Rowe Price Global Asset Management
Limited and T. Rowe Price Global Investment Services Limited; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, U.S. Treasury Funds
2004
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, U.S. Treasury Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, U.S. Treasury Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, U.S. Treasury Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, U.S. Treasury Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, U.S. Treasury Funds	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, U.S. Treasury Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, U.S. Treasury Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$10,240	$8,150
Audit-Related Fees	908	940
Tax Fees	1,697	1,433
All Other Fees	150	306

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $883,000 and $785,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 18, 2006